UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2018

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Basel Street

P.O. Box 3190

Petach Tikva 4951033, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8171

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.	Regulation FD Disclosure

Due to the organizational changes announced in November 2017, effective for the quarter ended March 31, 2018, Teva Pharmaceutical Industries Limited’s (“Teva”) financial results are being reported under new segments. Teva’s new reportable segments are:

a)	North America segment, which includes the United States and Canada.

b)	Europe segment, which includes the European Union and certain other European countries.

c)	Growth Markets segment, which includes all countries other than those in our North American and European segments.

In addition to these three segments, Teva has other activities, primarily its active pharmaceutical ingredient manufacturing business and certain contract manufacturing services.

Segment profit is comprised of gross profit for the segment, less Research and Development, Selling and Marketing and General and Administrative expenses and other income related to each segment. Segment profit does not include amortization and certain other items.

In addition to the new segment reporting, certain comparative figures in 2017 have been reclassified to conform to the current first quarter 2018 presentation.

As a convenience to investors who may want to consider the effects of the above in advance of first quarter earnings, Teva is making available the recasting of summary historical results for the years ended December 31, 2017 and 2016 and for each quarter of 2017 on a segment basis and on a consolidated basis, which are provided as Exhibits 99.1 and 99.2 hereto, respectively. Beginning with the quarter ended March 31, 2018, Teva’s financial statements will reflect the new reporting structure with prior periods adjusted accordingly.

The information included in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Selected financial data by segment (unaudited)

99.2	Reclassified selected financial data (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: April 27, 2018	By:	/s/ Michael McClellan
		Name:	Michael McClellan
		Title:	Executive Vice President and Chief Financial Officer